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EXHIBIT 32.1

CERTIFICATION OF CEO AND CFO PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K of Wilshire Bancorp, Inc. (the "Bank") for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Joanne Kim, as Chief Executive Officer of the Company, and Alex Ko, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

WILSHIRE BANCORP, INC.
Date: March 12, 2009	By:	/s/ JOANNE KIM Joanne Kim Chief Executive Officer
Date: March 12, 2009	By:	/s/ ALEX KO Alex Ko Chief Financial Officer

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CERTIFICATION OF CEO AND CFO PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002